EXHIBIT 10.2


                             AMENDMENT AND AGREEMENT


     This Amendment and Agreement (this "Amendment") is entered into as of September__, 2007 (the "Effective Date"), by and among Mortgage Assistance Center Corporation, a Florida corporation (the "Company"), and the undersigned entities (each, an "Investor," and collectively, the "Investors"), and amends that certain Series A Preferred Stock and Common Stock Warrant Purchase Agreement dated as of November 30, 2006, by and among the Company and the Investors (the "Purchase Agreement"). Messrs. William G. Payne and Rod Cain Jones (collectively, the "Board Member Investors") are also party to this Amendment for the limited purpose of Section 1.5. The Company, the Investors and the Board Member Investors may each be referred to herein as a "Party" and collectively as the "Parties."

                                   BACKGROUND
                                   ----------

     A. The Purchase Agreement provides, among other things, for the purchase by the Investors of 1,500,000 shares of the Company's Series A Preferred Stock, par value $.001 per share ("Series A Stock"), plus an additional 1,500,000 shares of Series A Stock in three subsequent tranches, subject to the Company's achievement of certain quarterly performance thresholds (each a "Threshold").

     B. Notwithstanding that the Company did not meet the Threshold for March 31, 2007, the Investors waived the Threshold requirement and purchased the first subsequent tranche of 500,000 shares of Series A Stock.

     C. The Company has not met the Threshold for June 30, 2007 and, due to certain irregularities in the management of its real estate portfolios, of which the Investors have been made aware, Investors have advised the Company that no future purchases of Series A Stock would be made under the terms of the Purchase Agreement.

     D. The Investors are, however, willing to invest an additional $1,000,000 in equity into the Company, and the Company is willing to accept such investment, upon the terms and conditions set forth in this Amendment.

                                  AGREEMENTS:
                                  -----------

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows. Capitalized terms used, but not defined herein have the respective meaning given such terms in the Purchase Agreement.

                                   SECTION 1
                     Authorization and Sale of Common Stock
                     --------------------------------------

     1.1. Authorization. In addition to the shares of Series A Stock and warrants to purchase shares of the Company's common stock, $.001 par value per share ("Common Stock") provided for under Section 1.1 of the Purchase Agreement, the Company has, subject to the effectiveness of the Articles of Amendment (as defined below) authorized the sale and issuance to the Investors of 267,347,556



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shares (the  "Shares") of Common  Stock.  The Parties  acknowledge  that, at the
Effective Date, the Company does not have a sufficient number of authorized but unissued shares of Common Stock to fulfill its obligations under this Agreement, and will, prior to the issuance of the Shares, need to file an amendment to its Articles of Incorporation to increase its authorized shares.

     1.2. Sale and Issuance of Shares. Section 1.2 of the Purchase Agreement is hereby amended to remove any future obligation on the part of the Investors to purchase shares of Series A Stock or Warrants. In lieu thereof, but subject to the terms and conditions of this Amendment, each of the Investors agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Investor the number of Shares set forth in the Column designated "Number of Shares" opposite such Investor's name on the attached Schedule of Investors.

     1.3. Purchase Price. The aggregate purchase price for Shares shall consist of cash in the amount of $1,000,000 (the "Cash Consideration"), plus cancellation of all outstanding Warrants. The Cash Consideration shall be due and payable as follows:

            (a)  $500,000  was paid by wire  transfer of  immediately  available
funds  into  an  account   designed   in   writing   by  the   Company,   as  of
____________________; and

            (b)  $500,000  shall  be  due  in  payable,   by  wire  transfer  of
immediately available funds into an account designed in writing by the Company, on November 30, 2007.

Within five (5) business days of the issuance of the Shares to the Investors, the Investors shall deliver to the Company originals of all certificates representing the Warrants for cancellation by the Company.

     1.4. Delivery of Shares. On or before the second (2nd) business day following the effectiveness of the Articles of Amendment, the Company will issue to the Investors certificates, registered in such Investor's name, representing the number of Shares that such Investor is purchasing as set forth in the Schedule of Investors.

     1.5. Termination of Board Warrants. Subject to the issuance of the Shares, the Parties agree that the warrants to purchase 75,000 shares held by each of the Board Member Investors (the "Board Warrants") are, as of the Effective Date, hereby amended to provide that they can only be exercised upon the occurrence of an Event of Default described below. Absent the occurrence of an Event of Default, the Board Warrants cannot be exercised.

                                   SECTION 2
                         Representations and Warranties
                         ------------------------------

     2.1. Company Representations and Warranties. Except as set forth on the Schedule of Exceptions attached hereto as Exhibit A, which disclosures and exceptions will be deemed to be a part of the representations and warranties made hereunder, the Company hereby restates all of the representations and warranties set forth under Section 3 of the Purchase Agreement.

     2.2. Investor Representations and Warranties. The Investors hereby restate


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all of the  representations  and  warranties  set forth  under  Section 4 of the
Purchase Agreement.

                                   SECTION 3
                                Other Obligations
                                -----------------

     3.1. Articles of Amendment. The Company, as soon as reasonably practicable, shall prepare, execute and file with the Securities and Exchange Commission and the State of Florida, all applicable reports, statements, acknowledgements, amendments and such other documentation as may be required, including, but not limited to, any preliminary and definitive Information Statements and Forms 8-K, to effect the Articles of Amendment, so as to enable the Company to issue the Shares. The Company represents and warrants to the Investors that, as of the Effective Date, its Board of Directors has approved an amendment to its Articles of Incorporation increasing the number of authorized shares of Common Stock from 50,000,000 to 500,000,000 (the "Articles of Amendment"), and that it has received consents from the holders of a sufficient number of shares of its outstanding Common Stock as required by Florida law to effectuate the Articles of Amendment.

     3.2. Funding Commitment Agreement. Simultaneously with, and as a condition to, the execution of this Agreement, the Company has executed that certain Funding Commitment Agreement providing, among other things, that Bob Mangold shall receive common stock purchase warrants for ___________ shares of Common Stock in exchange for (a) a $300,000 short term loan, and (b) continued debt and equity financing to fund the Company's acquisition of real estate loan portfolios on the terms and subject to the conditions set forth in such agreement.

     3.3. Loan and Security Interest. Until such time as the Shares are issued as provided herein, the $1,000,000, or such portion thereof as has then been invested in the Company pursuant to Section 1.2 above shall be deemed to be a non-interest bearing loan to the Company, payable on demand at any time after the expiration of three months from the Effective Date, and the Company hereby grants to the Investors a security interest in and to all of the Company's assets, subject only to purchase money security interests granted by the Company prior to the Effective Date in and to the real estate loan portfolios set forth in the attached Exhibit B.

                                   SECTION 4
                                Event of Default
                                ----------------

     4.1. Event of Default. Each of the following shall be deemed to be an Event of Default under this Amendment:

            (a) The Company shall fail to prepare and file with the Securities and Exchange Commission (the "SEC"), within ten (10) business days of the Effective Date, a preliminary Information Statement meeting the requirements of Regulation 14C promulgated under the Exchange Act of 1934, as amended (the "Regulation 14C");

            (b) The Company shall fail to file with the SEC a definitive Information Statement meeting the requirements of Regulation 14C within eleven
(11)  business  days  after  the  latter of (i) the  filing  of the  preliminary


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Information Statement,  and (ii) the receipt of comments by the Company from the
SEC with respect to the preliminary Information Statement,

            (c) The Company  shall fail to file,  on or before the  twenty-fifth
(25th) calendar day after filing the definitive Information Statement with the SEC, the Articles of Amendment with the Secretary of State of the State of Florida, the Articles of Amendment; and

            (d) The Company shall fail to issue and deliver the Shares to the Investors in accordance with Section 1.4above.

Upon the occurrence of an Event of Default, the Investors may, in addition to any other right and remedy they may have, declare a default under the loan and foreclose on the security interest contemplated under Section 3.3 above.

                                  Miscellaneous
                                  -------------

     4.2. Incorporation by Reference. Article 7 and Sections 9.1-9.16 of the Purchase Agreement are incorporated into this Agreement by this reference as if such sections had been fully set forth in this Agreement.

         This Amendment and Agreement is executed as of the Effective Date.

                                              THE COMPANY

                                              MORTGAGE ASSISTANCE CENTER
                                              CORPORATION, a Florida corporation



                                              By: /s/ Ron Johnson
                                                  Ron Johnson, President


                                              INVESTORS:

                                              W.C PAYNE INVESTMENTS, LLC



                                              By: W.C. Payne
                                                  W.C. Payne, Managing Member


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                                             FAX/MACC, L.P.

                                             By: Family Access Exchange II, L.P.
                                                 General Partner

                                             By: FAX GenPar, L.L.C.
                                                 General Partner


                                             By: /s/ Rod Cain Jones
                                                 Rod Cain Jones, President

For the limited purpose of Section 1.5 above:




                                                 /s/ William G. Payne
                                                 William G. Payne




                                                 /s/ Rod Cain Jones
                                                 Rod Cain Jones













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